Columbia European Equity Fund

Supplement dated July 11, 2012 to the Prospectuses dated March 1, 2012 and June 18, 2012

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. For these purposes, a company is considered to be located in Europe if:

• It is organized under the laws of a European country and has a principal office in a European country;

• It derives at least 50% of its total revenues from businesses in Europe; or

• Its equity securities are traded principally on a stock exchange in Europe.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European companies. These equity securities generally include common stocks. Although the Fund emphasizes investments in developed countries, the Fund also may invest in securities of companies located in developing or emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for oversight of the Fund’s subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the Investment Manager.

Threadneedle chooses investments for the Fund by:

• Deploying an integrated approach to equity research that incorporates stock specific perspectives, regional analysis and a global sector strategy.

• Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

• Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund’s exposure to foreign currency.

S-6006-8 A (7/12)